UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2017  (April 13, 2017)

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-179311	45-3864597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44 Wall Street – 12th Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

646-205-1603

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Comment – Use of Terminology

Throughout this Amendment No. 1 to Form 8-K (this “Amendment”), the terms “Company,” “we,” “us,” and “our” refers to Tyme Technologies, Inc.

Item 3.02. Unregistered Sales of Equity Securities.

This Amendment amends the Current Report on Form 8-K filed by the Company on March 22, 2017 (the “Original Report”) to disclose additional unregistered sales of equity securities made on the same terms as previously disclosed. Except as provided herein, the disclosures in the Original Report remain unchanged. The following paragraphs are added to the Original Report’s Item 3.02 disclosure:

Subsequent to the Original Report, we sold and issued to an additional 15 investors (collectively, the “Additional Purchasers”) for an aggregate of $3.48 million in gross proceeds an aggregate of: (x) 1,363,719 shares of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company and (y) 1,363,719 Common Stock purchase warrants (each, a “Warrant”). Each Warrant entitles its holder to purchase one share of Common Stock (each, a “Warrant Share”) at an exercise price of $3.00 per Share, subject to adjustment. Each Warrant expires 24 months after the date of issuance.

The Additional Purchasers have agreed to refrain from selling Company securities and engaging in hedging transactions related to Company securities for a period of six months after purchase (such period, the “Lockup Period”). The Company will register certain transactions involving such securities to the extent necessary to effect transactions after the Lockup Period in accordance with the Securities Act of 1933, as amended (the “Securities Act”).

The Company believes the sale and issuance of the Common Stock is exempt from registration pursuant to Section 4(a)(2) of the Securities Act, as the sale and issuance were a transaction by an issuer not involving any public offering.

The gross cash proceeds from the sale of Common Stock reported in the Original Report and this report is $11.63 million.

The foregoing description of the terms and conditions of the Warrants is only a summary and is qualified in its entirety by the full text of the form of Warrant filed as Exhibit 10.1 to the Original Report and such text is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Set forth below is the exhibit to this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Form of Warrant (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 22, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: April 17, 2017	By:	/s/ Steve Hoffman
Steve Hoffman, Chief Executive Officer